UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

Motorola, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-7221
(Commission File Number)

36-1115800
(I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois 60196
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 576-5000

Not applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

The following is filed as Exhibit 23.1 to this Report:

23.1	Consent of KPMG LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Date: August 11, 2004	By:	/s/ Garth L. Milne
Garth L. Milne
Senior Vice President and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP